UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 4 to CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2009

Capital Growth Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-30831	65-0953505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 2060, Chicago, Illinois 60661

(Address of Principal Executive Offices, Including Zip Code)

(312) 673-2400

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04  Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

This Form 8-K addresses the second amendment to the Forbearance Agreement entered into by the Company with its senior secured lender, as discussed below.

Original Notice of Default.  On November 24, 2009, Capital Growth Systems, Inc. (the “Company”) filed a Form 8-K announcing that on November 18, 2009 it had received formal notification from ACF CGS, L.L.C. (“Agent”) of certain covenant violations (the “Notice”) that have occurred and continue to exist under the Loan Agreement, dated as of November 19, 2008, by and among the Company, Global Capacity Group, Inc.(“GCG”), Centrepath, Inc., 20/20 Technologies, Inc., 20/20 Technologies I, LLC, Nexvu Technologies, LLC, Capital Growth Acquisition, Inc., Vanco Direct USA, LLC, to be known as Global Capacity Direct, LLC (“Vanco”) and Magenta Netlogic Limited (each individually a “Borrower” and collectively the “Borrowers”), Agent, and the lenders who are a party thereto (the “Lenders”) (as amended, modified and/or restated from time to time, the “Loan Agreement”).

Forbearance Agreement.  On December 29, 2009, the Company filed a Form 8-K/A announcing that, on December 22, 2009, the Agent and Borrowers entered into a forbearance agreement (the “Forbearance Agreement”), pursuant to which Agent agreed to forbear from exercising its rights and remedies with respect to the defaults specified in the Forbearance Agreement  (the “Specified Defaults”) until January 26, 2010 (the “Forbearance Termination Date”), provided that: (i) other than the Specified Defaults or a failure to comply with the Borrowers’ minimum EBITDA covenant, there are no financial covenant violations or other defaults by any of the Borrowers during the interim period, (ii) the Borrowers comply with the terms of the Forbearance Agreement, (iii) the Borrowers do not join in, assist, cooperate or participate as an adverse party or adverse witness in any suit or other proceeding against the Agent, any Lender or an affiliate of either which is related to (a) any of the obligations or amounts owing under the Forbearance Agreement, the Loan Agreement or any other loan document or (b) is in connection with or related to any of the transactions contemplated by such documents and (iv) no third party exercises any right or remedy it may have as a result of any of the Specified Defaults.  (The Specified Defaults include, but are not limited to: (i) violation of the minimum EBITDA covenant for the period of the Forbearance Agreement, and (ii) deviation by more than 15.0% from its vender payment plan budgets submitted to the Agent, for the testing periods ended November 6, 2009, November 13, 2009, November 20, 2009, November 27, 2009, December 4, 2009, December 11, 2009 and December 18, 2009.)

First Amendment to Forbearance Agreement.     On January 6, 2010, the Company filed a Form 8-K/A announcing that, on December 31, 2009, the Agent and Borrowers had entered into the first amendment to the Forbearance Agreement (the “First Amendment”).  Pursuant to the First Amendment, the Agent agreed, among other things, to: (i) extend the Forbearance Termination Date to February 22, 2010, provided that the Company complied with subparts (i) through (iv) detailed in the “Forbearance Agreement” narrative above and (ii)  extend the date the Borrowers were required enter into a definitive transaction that would result in a mandatory pay down of the term loan under the Loan Agreement (the “Term Loan”) in an amount not less than $4,000,000 to “on or before December 31, 2009” (from “on or before December 28, 2009”).

Second Amendment to the Forbearance Agreement.  On March 12, 2010, the Company filed a Form 8-K/A announcing that, on March 8, 2010, the Agent and Borrowers had entered into the second amendment to the Forbearance Agreement (the “Second Amendment”).  Pursuant to the Second Amendment, the Agent, among other things: (i) agreed to extend the Forbearance Termination Date to March 19, 2010, provided that the Company complies with subparts (i) through (iv) detailed in the “Forbearance Agreement” narrative above, (ii)  revised the “Minimum Cash Balance” covenant so that between March 8, 2010 and March 19, 2010, the Borrowers were required to maintain a minimum cash balance at all time of $1,000,000 and (iii) revised the term “Specified Defaults” to also include the following defaults under the Loan Agreement: (a) Borrowers’ maintaining a principal bank account for the conduct of the Borrowers’ business with a bank other than that defined to be its “Depository Bank” - The PrivateBank and Trust Company, (b) Borrowers’ noncompliance of its “Monthly Recurring Circuit Revenue” covenant, as measured on January 31, 2010, (c) Borrowers’ noncompliance with its “Minimum Cash Balance” covenant, as measured on February 10, 2010 and February 24, 2010, (d) the existence of defaults under the Company’s Debenture Documents (as defined in the Loan Agreement) and (e) failure of the Company to deliver a landlord waiver for the Borrowers’ office space located at 200 South Wacker Street, Chicago, Illinois to Agent, in form and substance reasonably satisfactory to Agent.

Third Amendment to the Forbearance Agreement.  On March 30, 2010, the Agent and Borrowers entered into the third amendment to the Forbearance Agreement (the “Third Amendment”).  Pursuant to the Third Amendment, the Agent agreed to extend the Forbearance Termination Date to April 12, 2010, if the Company complies with subparts (i) through (iv) detailed in the “Forbearance Agreement” narrative above.

In providing this extension to the Forbearance Termination Date, the Agent is requiring that the Borrowers maintain, at a minimum, $1,500,000 in cash balances at all times to meet its “Minimum Cash Balance” covenant.  Further, the Agent required the Borrowers pay a fee, in cash, equal to 1.0% of the outstanding balance of the Term Loan (the “Forbearance Fee”).

To date, the Borrowers have timely paid all debt service obligations under the Loan Agreement.

A copy of the original Loan Agreement, the First Amendment to the Loan Agreement and the Second Amendment to the Loan Agreement were filed with the SEC as Exhibit 10.8 to the Company’s Form 8-K on November 20, 2008, Exhibit 10.1 to the Company’s Form 8-K on August 4, 2009 and Exhibit 10.2 to the Company’s Form 8-K on August 4, 2009, respectively.

A copy of the form of the Forbearance Agreement, the form of the First Amendment and the form of the Second Amendment were filed with the SEC as Exhibit 10.1 to the Company’s Form 8-K/A on December 29, 2009, Exhibit 10.2 to the Company’s Form 8-K/A on January 6, 2010 and Exhibit 10.3 to the Company Form 8-K/A on March 12, 2010, respectively.

Item 8.01  Other Events.

On December 31, 2010, the Company, GCG and Vanco (together, the “Sellers”) entered into that certain asset purchase agreement, dated December 31, 2009 (the “GTT Purchase Agreement”) with Global Telecom & Technology Americas, Inc. (“GTT”) for the assignment of certain off network circuit contracts to GTT (as disclosed in the Company’s Form 8-K on January 5, 2010).  The Sellers and GTT originally agreed to an outside date for the closing of March 31, 2010 (the “Outside Date”).  On March 31, 2010, the Sellers and GTT entered into an Extension Agreement thereby extending the Outside Date to April 30, 2010.

A copy of the GTT Purchase Agreement was filed with the SEC as Exhibit 10.1 to the Company’s Form 8-K on January 5, 2010.

Item 9.01 Exhibits

Exhibit 10.4  Form of Third Amendment to Forbearance Agreement

Exhibit 10.5  Form of Forbearance Fee Letter

Exhibit 10.6  Form of APA Extension Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2010

CAPITAL GROWTH SYSTEMS, INC.

By:	/s/ George A. King
George A. King
President